UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2006
Xponential, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13919	75-2520896
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071
(Address of principal executive offices)
678-720-0660
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Promissory Note
Warrant
Letter from American IronHorse Motorcycle Company
Subordination Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     On April 3, 2006 Xponential, Inc. (the “Registrant”) loaned $900,000 to American IronHorse Motorcycle Company, Inc. (“American IronHorse”) primarily to enable American IronHorse to redeem approximately $799,000 of its 12% subordinated notes due March 31, 2006.
     The loan to American IronHorse is payable on demand, and in the absence of a demand, on March 31, 2007, bears interest at 12% per annum, is unsecured, and subordinated to the indebtedness of American IronHorse to its lender, Textron Financial Corporation (“Textron”). So long as there is no default under the Textron loan documents, American IronHorse is permitted to make monthly payments of interest to the Registrant. Principal reduction payments of any kind, however, are only permitted out of cash proceeds from a recapitalization of American IronHorse involving the public or private sale or issuance of stocks, bonds, debentures, notes or other equity or debt securities of American IronHorse. In consideration for the loan, the Registrant received an $18,000 origination fee and a warrant to purchase 90,000 shares of common stock of American IronHorse at a price not to exceed $10.00 per share. American IronHorse is a Texas corporation located in Fort Worth, Texas that manufactures specialty motorcycles.
     At April 3, 2006, after giving effect to the $900,000 loan, the Registrant and its wholly-owned subsidiary, Xponential Advisors, Inc., collectively own 988,659 shares of common stock of American IronHorse or 17.69% of the outstanding common stock of American IronHorse. The Registrant also owns warrants to purchase 190,000 shares of common stock of American IronHorse, 100,000 at $15.00 per share and 90,000 at a price not to exceed $10.00 per share.
     Dwayne A Moyers is Chief Executive Officer and Chairman of the Board of the Registrant and Xponential Advisors, Inc. and also serves as Chairman of the Board of American IronHorse.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits. The following exhibits are furnished as part of this Report:
10.1	Promissory Note in the original principal amount of $900,000 with American IronHorse Motorcycle Company, Inc. as maker and Xponential, Inc. as payee, dated April 3, 2006. *

10.2	Warrant issued to Xponential, Inc. for the purchase of 90,000 shares of common stock of American IronHorse Motorcycle Company, Inc. at a price not to exceed $10.00 per share, dated April 3, 2006.*

10.3	Letter from American IronHorse Motorcycle Company, Inc. to Xponential, Inc. regarding payment of origination fee, dated April 3, 2006. *

10.4	Subordination Agreement among Xponential, Inc., Curtiswood Capital, LLC, American IronHorse Motorcycle Company, Inc., and Textron Financial Corporation dated April 3, 2006. *

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2006	XPONENTIAL, INC.
	By:	/s/ Dwayne A. Moyers
Dwayne A. Moyers,
Chief Executive Officer